This is filed pursuant to Rule 497(e).
File Nos. 33-18647 and 811-5398.


ALLIANCEBERNSTEIN INVESTMENT
RESEARCH AND MANAGEMENT [LOGO] SM



                   ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC.

                     AllianceBernstein Worldwide Privatization Portfolio
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Supplement dated July 11, 2003 to the Prospectuses dated May 1,
2003 of AllianceBernstein Variable Products Series Fund, Inc.
that offer the Class A and Class B shares of the AllianceBernstein Worldwide Privatization Portfolio (the
"Portfolio"). This Supplement supersedes certain information under the heading "Management of the Funds-Portfolio Managers" in the Prospectuses.

Michael Levy joins Edward Baker III as the persons who are primarily responsible for the day-to-day management of the Portfolio. Mr. Levy is a Vice President, Specialty Equity
Portfolios, of Alliance Capital Management Corporation with which he has been associated for the past five years.


You should retain this Supplement for future reference.

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